UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2007

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA 98101-1693
(Address of principal executive offices, including zip code)

(800) 973.6223
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Election of Certain Officers; Compensatory Arrangements of Certain Officers

On July 26, 2007, the Board of Directors of the Federal Home Loan Bank of Seattle ("Seattle Bank") elected James G. Livingston, Vice President, Zions First National Bank, to fill a vacancy on the Seattle Bank's Board of Directors ("Board"). Mr. Livingston will serve the remainder of the term being vacated as a result of the resignation of the previous Utah elective director on May 16, 2007. Mr. Livingston will complete the existing term, which expires December 31, 2009.

Mr. Livingston's election took place in accordance with the rules governing the filling of vacancies on the board of a Federal Home Loan Bank's directors, as specified in the Federal Home Loan Bank Act of 1932, as amended and the related regulations of the Federal Housing Finance Board.

Mr. Livingston was named to serve on the Seattle Bank's Financial Operations and Affordable Housing Committee.

The Seattle Bank is a cooperative, and most of the Seattle Bank's business is conducted with its members. In the normal course of business, the Seattle Bank extends credit in the form of advances to and transacts other business with members whose officers or directors serve as directors of the Seattle Bank. It is the Seattle Bank's policy to extend credit to and transact other business with members having directors or officers serving on the Seattle Bank's Board on terms and conditions that are no more favorable than the terms of comparable transactions with similarly situated members having no Board representation.

Item 7.01. Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a press release dated July 31, 2007 regarding the election. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated July 31, 2007

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: July 31, 2007	By: /s/ Richard M. Riccobono
Richard M. Riccobono President and Chief Executive Officer

Exhibit Index

Exhibit No. Description

99.1 Press release dated July 31, 2007, issued by the Federal Home Loan
Bank of Seattle